COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2024
COMMITMENTS AND CONTINGENCIES.
COMMITMENTS AND CONTINGENCIES

32. COMMITMENTS AND CONTINGENCIES

32.1 Other operating commitments

In September 2020, the Group entered into a master cooperation and publishing agreement with Voodoo, a French game developer and publisher, to cooperate on the publishing and operations of casual games in mainland China. Pursuant to the master cooperation and publishing agreement and amendment agreement entered in December 2020, the Group obtained exclusive licenses of several games developed by Voodoo. Voodoo granted the Group an exclusive, sub-licensable license to test, perform, market, promote, distribute, reproduce, modify, support and/or otherwise use or exploit such games directly or through authorized contractors in mainland China for a maximum period of three years, commencing upon the upload and distribution of the underlying games on any platform. In consideration for the exclusive license granted to the Group and as a minimum guarantee payment, the Group is to pay an aggregate amount of US$13.0 million in cash to Voodoo based on the agreed timetable, subject to satisfaction of certain conditions related to delivery of games by Voodoo, including an upfront payment of US$3.0 million that the Group has paid in September 2020. After the Group turned its business focus to blockchain business in 2021, such game development had been ceased.

In May 2024, the Group entered into an exclusive publishing license agreement with Wemade Co., Ltd. The Group will exclusively publish and service the new MIR M game in mainland China. According to the agreement, the total license fee is RMB 18.0 million and the total minimum payment is RMB 42.0 million. As of December 31, 2024, the Group has prepaid for the license fee of RMB 9.0 million (US$ 1.2 million) and prepaid minimum payment of RMB 9.0 million (US$ 1.2 million). The remaining license fee of RMB 9.0 million will be paid after the close beta testing date, and the second minimum payment of RMB 9.0 million will be paid after the close beta testing date and the remaining minimum payment of RMB 24.0 million will be paid after commercial launch.

32.2 Contingencies

Legal Proceedings

Due to the Group’s failure to repay the convertible notes in a timely manner as stipulated in the previous deed of settlement and its amendments, in May 2020, Splendid Days obtained an injunction order from the Court of First Instance of the Hong Kong Special Administrative Region prohibiting the Group from disposing its assets worldwide up to the value of US$55.5 million and such injunction order was also registered in the High Court of the Republic of Singapore. In May 2020, Splendid Days also commenced an arbitration proceeding in Hong Kong under the rules of the Hong Kong International Arbitration Centre against the Group. On May 29, 2020, the Group entered into a Settlement Deed with Splendid Days and other parties named therein to settle the Convertible Notes. The injunction order against the Group had been discharged. As of December 31, 2021, the arbitration proceeding has not been terminated. In April 2022, the Group has negotiated and intends to sign another settlement deed pursuant to which the Group agreed to pay Splendid Days and a third-party total of approximately USD 8.6 million in order to settle outstanding claims under the Convertible Notes. The Group recorded other payables for such estimated settlement amounts for RMB 54.7 million (US$ 7.5 million) for the year ended December 31, 2021. As of December 31, 2023, the Group was paid up all the payment and the arbitration proceeding terminated.

Skychain Technologies Inc materially breached the Financing Agreement with us by failing to obtain permits required to complete the cryptocurrency hosting facility in Birtle, Manitoba, Canada and abandoned the construction project as a result. On July 6, 2022, the Group filed a complaint against Skychain and its wholly owned subsidiary Miningsky Technologies (Manitoba) Inc. As of the date of this annual report, the Group have obtained summary judgment for CAD 2 million and are in the processes of enforcement. Skychain has filed the appeal, which was rejected by the court in April 2023.

On August 5, 2022, the Group filed a complaint against Compute North, LLC for breach of contract under which Compute North should provide a facility to deploy the Group’s cryptocurrency machines. Compute North filed an application for bankruptcy and the Group’s complaint automatically stayed as a result until the bankruptcy is resolved. In February 2023, the bankruptcy court has approved the bankruptcy reorganization plan.

In March 2023, the Group and Crypto Mine Group LLC entered into a hosting agreement pursuant to which Crypto Mine Group LLC, later renamed into Hashland Inc., agreed to host the Group’s mining machines in its data center located at Pecos County, Texas, United States. In 2024 the Group has filed a complaint against Hashland Inc. for breach of hosting agreement under which Hashland should provide a mining facility and perform uninterrupted hosting services. Hashland Inc. failed to perform its obligations, therefore the Group terminated the hosting agreement and sued them in the state court of Texas to recover the’s Group paid security deposit, damages and losses. The first hearing should be set by the court sometime in 2025.

In August 2021, the Group and a Kazakhstan company LGHSTR Ltd. have signed a non- binding investment memorandum to establish a joint venture in Kazakhstan. Subsequently, the Group have decided to terminate joint venture and instead to cooperate based on contractual basis through signing of hosting services agreements with LGHSTR Ltd. and its affiliates for deployment of miners in the data-center located in Aktau region, Kazakhstan. Hosting agreements are in substantially similar forms with the term of one year, which could be automatically extended for another one-year period, unless terminated by the parties under the conditions therein. Pursuant to the hosting agreements, the Group has a right to suspend operations or terminate the agreements in case the price of Bitcoin will be below the Group’s operational costs. As of December 31, 2024, the Group has terminated hosting agreements. Prior to termination, the Group deployed total of 2,094 mining machines with a total hash rate of 188,460 TH. In February 2025, the Group submitted case filing materials against shareholders of LGHSTR in the Hongkou district court of Shanghai, China. In April 2025, the Group were informed by the court that the court determined to proceed, on a prima facie basis, with the case, and the case will be placed on a waiting list for formal filing.

Other than the foregoing, the Group are currently not a party to any material legal or administrative proceedings. The Group may from time to time be subject to various legal or administrative claims and proceedings arising in the ordinary course of business. Litigation or any other legal or administrative proceeding, regardless of the outcome, is likely to result in substantial cost and diversion of our resources, including our management’s time and attention.